The following is the text of the proxy card for individual shareholders mailed with the proxy statement.



                      WESTVACO CORPORATION
           PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned appoints John A. Luke, Jr., Rudolph G. Johnstone, Jr., and John W. Hetherington, successively, with full power of substitution, to represent the undersigned and to vote all Common Stock of Westvaco Corporation which the undersigned would be entitled to vote at the Annual Meeting of Shareholders of the Corporation to be held on February 25, 1997 and at any adjournment of the meeting.

           (Continued and to be signed on the reverse side)



 Westvaco
 Westvaco Building                          PROXY
 299 Park Avenue                   Solicited on Behalf of the
 New York, NY 10171                Board of Directors
 February 25, 1997                 Annual Meeting of Shareholders

    --------------                       ----------------
    ACCOUNT NUMBER                            COMMON

-----------------------------------------------------------------

The Board of Directors recommends a vote FOR all nominees listed below and FOR proposals 2 and 3.

1.  Election of Directors: Samuel W. Bodman, III, Thomas W. Cole,
    Jr., Rudolph G. Johnstone, Jr. and John A. Luke.

                                         WITHHELD for the following nominee(s)
 ___FOR         ___WITHHELD              only, write name(s) below.
 all nominees   for all nominees         ____________________________________

2.  Appointment of Price Waterhouse LLP as
    independent accountants for 1997.    ___FOR      ___AGAINST     ___ABSTAIN

3.  Proposal to amend the Corporation's Restated Certificate of
    Incorporation increasing from 200,000,000 to 300,000,000 the number of authorized shares of common stock.
                                        ___FOR       ___AGAINST     ___ABSTAIN


  The proxies are directed to vote as specified above and on any matters properly coming before the meeting and any adjournment thereof. If no direction is made, the proxies will vote FOR all nominees listed above and FOR Proposals 2 and 3. Please date, sign and return this proxy promptly.


                                         Dated____________________, 1997

                                         Signature______________________

                                         _______________________________

                                         _______________________________

                                        Please sign exactly as your name
                                        appears on this proxy. If signing
                                        for estates, trusts or corporations,
                                        title or capacity should be stated.